UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2026
FLEX LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	98-1773351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12515-8 Research Blvd, Suite 300, Austin, Texas		78759
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (512) 425-7929
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 2, 2026, Flex Ltd. (“Flex” or the “Company”) held an Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) in connection with the proposed separation of Flex’s cloud and power infrastructure business. There were 369,460,443 Ordinary Shares of Flex, no par value (“Ordinary Shares”), issued and outstanding and entitled to be voted at the Extraordinary General Meeting. At the Extraordinary General Meeting, a total of 312,465,705 Ordinary Shares were represented in person or by proxy, or approximately 84.57% of the issued and outstanding Ordinary Shares, and, therefore, a quorum was present.

At the Extraordinary General Meeting, Flex shareholders approved all three proposals, which are summarized below and described in detail in the Company’s definitive proxy statement, dated October 5, 2026, and first mailed to the Company’s shareholders on or about the date thereof. The Company’s Inspector of Elections certified the following vote tabulations on the proposals from the Extraordinary General Meeting:

Meeting Proposal 1 – Ordinary Resolution:

To approve the proposed issuance of one (1) Bonus Share for every one (1) existing Flex ordinary share held by each Flex shareholder of record as of the date to be set by the Flex Board of Directors or an officer authorized to make such determination by the Board of Directors to determine the Flex shareholders eligible to receive the Bonus Shares and the distribution of Axiom Solutions International, Inc. common stock (“Record Date”).

For	Against	Abstain
310,323,729	213,425	1,928,551

Meeting Proposal 2 – Special Resolution:

To approve the proposed court-approved capital reduction to be carried out by Flex pursuant to Section 78G of the Companies Act 1967 of Singapore in order to effect the distribution in specie of between approximately 88.0% and 94.0% of all issued and outstanding shares of Axiom Solutions International, Inc. common stock immediately prior to the distribution to Flex shareholders of record on a pro rata basis based on the number of Flex ordinary shares held by each Flex shareholder of record as of the Record Date.

For	Against	Abstain
310,236,918	326,300	1,902,487

Meeting Proposal 3 – Ordinary Resolution:

To approve the additional annual cash compensation of $50,000 payable to the Lead Independent Director for services rendered as Lead Independent Director, in addition to the regular cash compensation payable to a member of the Flex Board of Directors for services rendered as a director and for service on any committees of the Flex Board of Directors, including service as chair of any such committees of the Flex Board of Directors; and the Lead Independent Director shall receive his or her compensation in the form of Company shares, cash, or a combination thereof at the election of the Lead Independent Director.

For	Against	Abstain
309,967,621	392,044	2,106,040

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: November 5, 2026

	By:	/s/ Kevin Krumm
		Name:	Kevin Krumm
		Title:	Chief Financial Officer

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